                                                                     EXHIBIT 4.1

COMMON SHARES                                                      COMMON SHARES

NUMBER

AXS                                 [AXIS LOGO]                 SHARES

[LOGO]

ORGANIZED UNDER THE LAWS
       OF BERMUDA                            CUSIP G0692U 10 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                          AXIS CAPITAL HOLDINGS LIMITED

THIS IS TO CERTIFY THAT


is the registered holder of

                              CERTIFICATE OF STOCK

  FULLY PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE US $0.10 PER SHARE, OF

AXIS Capital Holdings Limited transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Bye-Laws of the Company, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the seal of the Company and the signatures of its duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED:
        THE BANK OF NEW YORK
                     TRANSFER AGENT
                      AND REGISTRAR
BY  /s/ [ILLEGIBLE]                    /s/ [ILLEGIBLE]       /s/ [ILLEGIBLE]
                                                              PRESIDENT AND
               AUTHORIZED SIGNATURE          SECRETARY   CHIEF EXECUTIVE OFFICER


 AMERICAN BANK NOTE COMPANY    PRODUCTION COORDINATOR: SUE McNAMEE: 931-490-1722
    711 ARMSTRONG LANE                       PROOF OF MAY 30, 2003
COLUMBIA, TENNESSEE 38401                 AXIS CAPITAL HOLDINGS LIMITED
       (931) 388-3003                         TSB 12043 MODEL FACE

SALES: R.JOHNS: 212-269-0339                    OPERATOR: KOSHY

ETHER 13 / LIVE JOBS / A /
   Axis 12043 model face                              NEW

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                          AXIS CAPITAL HOLDINGS LIMITED

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common             UNIF GIFT MIN ACT-_________Custodian____________
     TEN ENT - as tenants by the entireties                        (Cust)              (Minor)
     JT TEN  - as joint tenants with right of                   under Uniform Gifts to Minors
               survivorship and not as tenants                  Act_____________
               in common                                              (State)

     Additional abbreviations may also be used though not in the above list.

          For value received, ___________________________ hereby sell, assign and transfer unto
          PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE

          ____________________________________________________________
                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                      INCLUDING ZIP CODE, OF ASSIGNEE)

          ____________________________________________________________

          ____________________________________________________________

          _____________________________________________________ shares represented by the within certificate, and do hereby irrevocably constitute and appoint

          __________________________________________________ Attorney
          to transfer the said shares on the books of the within named Company with full power of substitution in the premises. Dated________________________


                       _______________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                       CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                       FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                       WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                       WHATEVER.

          Signature(s) Guaranteed:

          ____________________________________________________
          THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
          GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
          SAVINGS ASSOCIATIONS AND CREDIT UNIONS WITH
          MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
          MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


AMERICAN BANK NOTE COMPANY     PRODUCTION COORDINATOR: SUE MCNAMEE: 931-490-1722
    711 ARMSTRONG LANE                     PROOF OF APRIL 21, 2003
COLUMBIA, TENNESSEE 38401                 AXIS CAPITAL HOLDINGS LIMITED
       (931) 388-3003                            TSB 11522 BK

SALES: R. JOHNS: 212-269-0339              OPERATOR:          KOSHY

/ ETHER 13 / LIVE JOBS /
    A/Axis 11522 bk                                   NEW